Exhibit 99.1

Investor Presentation May 2012

Safe Harbor This presentation may contain forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Such statements may include, but are not limited to, statements of plans and objectives statements of future economic performance and statements of assumptions underlying such objectives, statements, and statements of management’s intentions, hopes, beliefs, expectations or predictions of the future. Forward‐looking statements can often be identified by the use of forward‐looking terminology, such as “should,” “intended,” “continue,” “believe,” “may,” “hope,” “anticipate,” “goal,” “forecast,” “plan,” “estimate” and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to: the outcome of the ongoing internal investigation into, among other things, the legality, under the FCPA and local laws, of certain payments to agents and other third parties interacting with government officials in certain countries in Africa relating to the payment of taxes and the importing of equipment (including any government enforcement action which could arise out of the matters under review or that the matters under review may have resulted in a higher dollar amount of payments or may have a greater financial or business impact than management currently anticipates), prevailing prices for various commodities, unanticipated slowdowns in the Company’s major markets, the availability of credit, the risks and uncertainties normally incident to the construction industry and exploration for and development and production of oil and gas, the impact of competition, the effectiveness of operational changes expected to increase efficiency and productivity, worldwide economic and political conditions and foreign currency fluctuations that may affect worldwide results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated estimated or projected These forward looking statements are made anticipated, projected. forward‐as of the date of this presentation and the Company assumes no obligation to update such forward‐looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward‐looking statements. 2

Our Achievements 3

Our Triumphs 4

Investment Considerations Over 130 years, Layne has evolved from a domestic water company into a global provider of innovative, sustainable solutions for essential natural resources Water Mineral Energy 80 sales and operations offices across the U.S., Africa, Australia, Canada, Mexico, Brazil, and Italy Capable of managing water in every phase of its lifecycle – supply, treatment, delivery, maintenance World’s third largest provider of Mineral Exploration drilling services Energy Services business will address the unique and substantial water requirements of the oil & gas industry Company wide initiative underway focused on responsible growth values collaboration Company‐growth, core values, collaboration, and maximum profitability Strong balance sheet capable of supporting growth 5

Company Overview Water Infrastructure Heavy Civil Water Resources Inliner Geoconstruction 130‐year old business 50,000+ wells drilled Operates in 8 countries Unparalleled library of hydrological maps Incurred majority of charges in Q4 FY 2012 Mineral Exploration World’s third‐largest driller Focus on copper and gold Primary markets: Western U.S. Mexico Australia Brazil Africa Latin America, via affiliates Record FY 2012 results Improved pricing and efficiencies expected in FY 2013 Energy Assets located in Cherokee Basin, KS Coalbed methane and shallow oil reserves Exploring alternatives for E&P business, including a possible sale New Water Solutions business to be developed under Energy Services banner 6

FY 2012 Financial Overview Revenue by Division Pre‐Tax Income by Division (1) ($ in millions) $20.4 $268.9 $839.6 $25.9 $0.5 $62.3 Water Infrastructure Mineral Exploration Energy Total Revenues $866.4 $1,025.7 $1,133.1 FY10 FY11 FY12 Pre‐Tax Income (1) $28.1 $54.2 $53.6 FY10 FY11 FY12 Net Income Attributable to Layne(1) $14.4 $30.0 $28.6 FY10 FY11 FY12 Selected Financial Data Cash & cash equivalents $41.9 million Working capital $136.4 million Long‐term debt $52.7 million Stockholders’ equity / per share $448.7 million / $22.78 Common shares outstanding 19.7 million (1) Figures exclude impairment charges; see reconciliation table in Financial Appendix 7

Non‐Cash Charges Q4 FY 2012 ‐ Non‐cash, pre‐tax charges of $97.5 million, or $84.6 million, after‐tax Reflects write‐off of substantially all of associated goodwill, primarily in the Water Infrastructure division, due to declining municipal spending and margin pressure from increased competition Charges do not affect liquidity, operating cash flows, or calculation of financial ratios for bank credit facilities Remaining goodwill and other intangibles, net, of $31.8 million at 1/31/12 Segment Amount Additional Detail Heavy Civil $53.7 MM Includes $9.2 MM to retire various trade names Inliner $23.1 MM Reflects allocated portion of goodwill associated with division of Reynolds between Heavy Civil and Inliner Water Resources $17.1 MM Shift in corporate strategy to traditional water treatment services Goodwill write‐off associated with acquired companies with heavy R&D focus Energy $1.0 MM Goodwill associated with original entry into the market in 2004 Other Businesses $2.6 MM Reflects reduction in expected value  of certain patents and trademarks 8

OneLayne Initiative 9

OneLayne Initiative Culture + Strategy + Business Plan  Five‐year plan based on Responsible Growth Four core values: Safety, Sustainability, Integrity, Excellence Eight foundational beliefs: Respect, Clarity, Accountability, Collaboration, Courage, Passion, Innovation, Fun Endeavor to leave people and places better off from their interaction with Layne Reorganize reporting structure of Water Infrastructure segment (effective Q4 FY 2012) Focus on margin and returns Grow Water, Mineral Exploration and Energy Service Divisions Double total Company revenues to $2 billion by 2016 Collaborate across divisions and geographies to optimize business development Unify virtually all subsidiaries and divisions under single Layne brand Comply fully with FCPA regulations Measure performance against OneLayne and incentivize accordingly 10

Water Infrastructure Solutions to Manage Every Phase of the Water Cycle Supply Treatment Delivery Maintenance

Water Infrastructure Water Resources Water supply, system development, sourcing, drilling, repair and installation of pumps New technology Engineering Inliner Proprietary CIPP (Cured In Place Pipe) for pipeline and structure rehabilitation Heavy Civil Water and waste water treatment plants, pipeline installation, wells, and biogas facilities serving government and industrial clients Geoconstruction Soil stabilization and subterranean structural support for construction of dams, levees, tunnels, subways, highways, and marine facilities, among others Revenues $700.4 $796.7 $839.6 FY10 FY11 FY12 Pre‐Tax Income (1) $33.3 $48.1 $25.9 FY10 FY11 FY12 Backlog $554.4 $586.8 $538.5 FY10 FY11 FY12 (1) Excludes impairment charges; see reconciliation table in Financial Appendix 12

Water Infrastructure: Division Data $274.6 $89.2 $343.8 $132.1 $11.1 $12.8 $9.9 $(7.9) $47.3 $102.7 $80.4 $308.1 FY 2012 Segment Revenues $839.6 MM FY 2012 Segment Pre‐Tax Income (1) $25.9 MM FY 2012 Segment Backlog $538.5 MM Heavy Civil Water Resources Inliner Geoconstruction  (1) Excludes impairment charges; see reconciliation table in Financial Appendix 13

Heading Towards Water Bankruptcy Total global water demand is doubling every 20 years Half of the world’s population is expected to suffer from severe water shortages by 2050 In the U.S., much of our water infrastructure was built 50‐100 years ago. Its rapid decay is producing leakage rates as high as 50% in some cities The EPA has called for investment of $335 billion over the next 20 years to simply maintain our drinking water infrastructure $600‐$700 billion is required to maintain and upgrade U.S. water, wastewater and storm water infrastructure 95% of wastewater in developing countries is discharged without treatment; 40% of the world’s population lacks access to basic sanitation 75% of water consumed by humans is directed to agriculture and cultivated food production, with a higher percentage in many developing countries  “Water stress” will inevitably lead to political unrest Over 260 river basin watersheds are shared by at least two countries. Increasing and complex interdependence between water and energy Sources: USAID.gov and Tech Knowledge 2011 Water Market Review 14

Water Infrastructure Growth Strategies Across divisions, Layne will focus on organic growth, acquisitions, collaboration, and safety. Water Resources Increase international business Focus on growth markets Leverage key differentiators in business development Deliver tailored, packaged solutions Promote employee ownership of “problems” and “solutions” Heavy Civil New territory expansion Product development Expanding manufactured products Expanded installation and curing methodologies Inliner Take advantage of rebounding infrastructure market Exercise greater discipline in choosing projects; focus on larger, higher margin work Manage costs Create new and expanded synergies using “One Layne” Take advantage of attrition by weaker competitors Geoconstruction Introduce new and innovative technologies Promote knowledge exchange Establish R&D partnerships Develop and expand presence Central and South America Move into new, selected international markets 15

Mineral Exploration Full Spectrum Mineral Exploration Drilling Services

Mineral Exploration Conduct all phases of above‐ground drilling Exploratory (determine the existence of a minable mineral deposit) and directional (determine economic feasibility of mining and mapping) drilling Rig count = 186 at 1/31/12 Worldwide aggregate budgets for nonferrous metals exploration has risen to $18.2 billion in 2011 from $8.4 billion in 2009 Mining investment in Chile, the world’s leading copper producer, should total $100 billion through 2020 (Reuters) Substantial annual exploration expenditures have not resulted in significant building of gold and copper reserves China and other developing nations expected to lead global GDP growth and metals demand for next several years Revenues $118.2 $200.0 $268.9 FY10 FY11 FY12 Equity in Earnings from Affiliates $8.2 $12.6 $21.3 FY10 FY11 FY12 Pre‐Tax Income (1) $11.1 $34.9 $62.3 FY10 FY11 FY12 (1) Includes equity in earnings of affiliates / Sources: Metals Economics Group 17

Mineral Exploration Revenues by Commodity (1) Iron 6% Other 10% Gold 55% 29%  Revenues by Customer (1) Majors 47% Juniors 39%  Intermediates 9% Other 5% (1) Data as of 1/31/12 18

Serving Growing Markets Layne Locations Global Nonferrous Exploration Budgets, 2011(1)  5% 25% 18% 16% 15% 13% 8% Percentage of Global Spend Latin America 25% Canada 18% Europe/FSU/Asia 16% Africa 15% Australia 13% United States 8% Pacific Islands 5% (1) Metals Economics Group, 2012 | Corporate Exploration Strategies 19

Mineral Exploration Growth Strategies Develop services across geographies Selectively target new markets Modest increases in rig count Increase rig utilization Differentiate services Technology Sustainability Safety 20

Energy An Evolving Focus

Energy Revenues  $45.9 $25.8 $20.4 FY10 FY11 FY12 Pre‐Tax Income (1) $15.2 $3.3 $0.5 FY10 FY11 FY12 FY Ended January 31 2012 2011 Net Gas Production (MMcf) 4,411 4,455 ActiveWells 615 643 Net Average Gas Price $3.16 Mcf $4.78 Mcf Total Proved Reserves MMcf) 22,465 19,097 Hold production, continue to focus on costs Limit cap‐ex to current cash flows Exploit opportunities within current operating leases Seeking a sale of E & P business Will serve as platform for new energy‐focused Water Services segment (1) Excludes impairment charges; see reconciliation table in Financial Appendix 22

U.S. Lower 48 Shale Basins Unconventional gas production is forecast to rise from 42% of total U.S. gas production in 2007 to 64% in 2020. This will provide the U.S. with enough natural gas to last for up to the next 100 years Development of unconventional oil has surged and reversed the decline in U.S. oil production Hydraulic fracking of both oil and gas wells requires 25,000 bbl to 140,000 bbl of water per well Activity and fracking of long‐reach laterals will drive the market for oil and gas water management Layne is ideally positioned to provide integrated water solutions to the E&P sector Oil Natural gas Sources: American Petroleum Institute, Oil and Gas Online, and Baker Hughes 23

Goal: To Bring Responsible Water Management Solutions to the Energy Industry Layne is expanding its offerings of responsible water management solutions on an efficient, turnkey basis to the oil and gas sector. Layne has initiated small‐scale projects with major operators in the Permian and Marcellus. EnergyWater Market Layne Solution Sourcing Hydrology, drilling, and construction capability to identify, evaluate, and develop optimal water sources, including groundwater, surface water, or recycled industrial wastewater. Transfer Pipe, pumps, and crews to efficiently transfer fresh and/or salt water from its source directly to multiple well locations, reliably and “within spec.” Treatment Engineering expertise to identify optimal (proprietary or third party) treatment technology to process oily and/or gassy water for recycling and/or disposal. 24

Appendix Financials

Layne Consolidated Revenue Bridge 1025.7 -14.9 +45.3 +77.0 1113.1 1,200.0 1,000.0 800.0 600.0 400.0 200.0 - FY11 Price Acquisitions Organic Growth FY12 Layne Consolidated Adjusted EBITDA Bridge 98.2 -14.9 +28.4 -24.3 +1.3 -1.3 87.4 120.0 100.0 80.0 60.0 40.0 20.0 - FY11 Price Volume SG&A Dividends Received from Affiliates Other FY12 1) Adjusted EBITDA is income before income taxes and non‐controlling interest plus interest expense, depreciation, depletion and amortization less other income, and includes equity earnings from affiliates to the extent of dividends 26

Layne Water Infrastructure Revenue Bridge 796.7 -31.0 +43.7 +30.2 839.6 900.0 800.0 700.0 600.0 500.0 400.0 300.0 200.0 100.0 - FY11 Price Acquisitions Organic Growth FY12 Layne Adjusted EBITDA Bridge 70.6 -31.0 +18.0 -12.4 -1.2 44.0 80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 - FY11 Price Volume SG&A Other FY12 1) Adjusted EBITDA is income before income taxes and non‐controlling interest plus interest expense, depreciation, depletion and amortization less other income, and includes equity earnings from affiliates to the extent of dividends 27

Layne Mineral Revenue Bridge 199.9 +13.0 +56.0 268.9 300.0 250.0 200.0 150.0 100.0 50.0 0.0 FY11 Price Volume FY12 Layne Adjusted EBITDA Bridge 39.9 +13.0 +17.6 -10.7 +1.3 61.1 80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 - FY11 Price Volume SG&A Dividends Received from Affiliates FY12 1) Adjusted EBITDA is income before income taxes and non‐controlling interest plus interest expense, depreciation, depletion and amortization less other income, and includes equity earnings from affiliates to the extent of dividends 28

Reconciliation Table

(in thousands)	2012 Excluding Impairments	2012	2011	2010 Excluding Impairments	2010
	Twelve Months Ended January 31,				
Revenues					
Water Resources		$ 274,556	$ 248,907		$ 225,928
Inliner		132,108	116,566		101,383
Heavy Civil		343,760	353,304		319,733
Geoconstruction		89,210	77,969		53,393
Water Infrastructure Group		839,634	796,746		700,437
Mineral Exploration		268,909	199,946		118,188
Energy		20,388	25,754		45,940
Other		4,216	3,213		1,852
Total revenues		$ 1,133,147	$ 1,025,659		$ 866,417
Equity in earnings of affiliates					
Geoconstruction		$ 3,345	$ 517		$ -
Mineral Exploration		21,302	12,636		8,198
Total equity in earnings of affiliates		$ 24,647	$ 13,153		$ 8,198
(Loss) income before income taxes					
Water Resources	$ 11,117	$ (5,967)	$ 17,377	$ 4,963	$ 4,963
Inliner	9,894	(13,236)	9,426	7,767	7,767
Heavy Civil	(7,942)	(61,650)	9,637	13,470	13,470
Geoconstruction	12,828	12,828	11,708	7,088	7,088
Water Infrastructure Group	25,897	(68,025)	48,148	33,288	33,288
Mineral Exploration	62,259	62,259	34,947	11,149	11,149
Energy	502	(448)	3,291	15,249	(6,393)
Other	(1,865)	(4,522)	(400)	188	188
Unallocated corporate expenses	(30,863)	(30,863)	(30,224)	(29,040)	(29,040)
Interest expense	(2,357)	(2,357)	(1,594)	(2,734)	(2,734)
Total (loss) income before income taxes	$ 53,573	$ (43,956)	$ 54,168	$ 28,100	$ 6,458

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Contact Us AT THE COMPANY: Jerry Fanska, SVP‐Finance 913.677.6858 Jerry.Fanska@layne.com www.layne.com INVESTOR RELATIONS: Devin Sullivan, SVP 212.836.9608 dsullivan@equityny.com www.theequitygroup.com 30